UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    October 23, 2008

SunTrust Banks, Inc.

(Exact name of registrant as specified in its charter)

Georgia	001-08918	58-1575035
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

303 Peachtree St., N.E., Atlanta, Georgia		30308
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code        (404) 588-7711

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

Item 7.01 Regulation FD Disclosure.

The following information is furnished pursuant to Item 2.02, “Results of Operations and Financial Condition” and Item 7.01, “Regulation FD Disclosure.” Consequently, it is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or Securities Act of 1933 if such subsequent filing specifically references this Form 8-K.

On October 23, 2008, SunTrust Banks, Inc. (the “Registrant”) announced financial results for the quarter ended September 30, 2008. A copy of the news release announcing the Registrant’s results for the quarter ended September 30, 2008 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The Registrant intends to hold an investor call and webcast to discuss financial results for the quarter ended September 30, 2008 on October 23, 2008, at 8:00 a.m. Eastern time. Additional presentation materials relating to such call are attached hereto as Exhibit 99.2 and are incorporated herein by reference.

All information in the news release and the presentation materials speak as of the date thereof and the Registrant does not assume any obligation to update such information in the future. In addition, the Registrant disclaims any inference regarding the materiality of such information which otherwise may arise as a result of its furnishing such information under Item 2.02 and/or Item 7.01 of this report on Form 8-K.

Item 8.01 Other Events.

Important Cautionary Statement About Forward-Looking Statements

The information in this report may contain forward-looking statements. Statements that do not describe historical or current facts, including statements about beliefs and expectations, are forward-looking statements. These statements often include the words “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “targets,” “initiatives,” “potentially,” “probably,” “projects,” “outlook” or similar expressions or future conditional verbs such as “may,” “will,” “should,” “would,” and “could.” Such statements are based upon the current beliefs and expectations of management and on information currently available to management. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements speak as of the date hereof, and we do not assume any obligation to update the statements made herein or to update the reasons why actual results could differ from those contained in such statements in light of new information or future events. Forward-looking statements are subject to significant risks and uncertainties. Investors are cautioned against placing undue reliance on such statements. Actual results may differ materially from those set forth in the forward-looking statements. Factors that could cause actual results to differ materially from those described in the forward-looking statements can be found in Exhibit 99.3 to this report.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

99.1	News release dated October 23, 2008 (furnished with the Commission as a part of this Form 8-K).

99.2	Presentation materials dated October 23, 2008 (furnished with the Commission as a part of this Form 8-K).

99.3	Risk Factors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SUNTRUST BANKS, INC.
(Registrant)

Date: October 23, 2008.	By:	/s/ Thomas E. Panther
Thomas E. Panther,
Senior Vice President and Controller